Commitments and Credit Risk	12 Months Ended
Dec. 31, 2011
Commitments and Credit Risk Disclosure [Abstract]
Commitments and Credit Risk Disclosure [Text Block]

Note 23:      Commitments and Credit Risk

State Bank grants commercial, agri-business, consumer and residential loans to customers throughout the states of Ohio, Indiana, and Michigan. Although State Bank has a diversified loan portfolio, agricultural loans comprised approximately 9% and 10% of the portfolio as of December 31, 2011 and 2010, respectively.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since a portion of the commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Each customer’s creditworthiness is evaluated on a case-by-case basis. The amount of collateral obtained, if deemed necessary, is based on management’s credit evaluation of the customer. Collateral held varies, but may include accounts receivable, inventory, property, plant and equipment, commercial real estate and residential real estate.

Standby letters of credit are conditional commitments issued by State Bank to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing and similar transactions. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.

Forward sale commitments are commitments to sell groups of residential mortgage loans that the Company originates or purchases as part of its mortgage banking activities. The Company commits to sell the loans at specified prices in a future period, typically within forty-five days. These commitments are acquired to reduce market risk on mortgage loans in the process of origination and mortgage loans held for sales since the Company is exposed to interest rate risk during the period between issuing a loan commitment and the sales of the loan into the secondary market. At December 31, 2011, the Company had approximately $14.1 million in forward rate commitments to sell residential mortgage loans.

Lines of credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Lines of credit generally have fixed expiration dates. Since a portion of the line may expire without being drawn upon, the total unused lines do not necessarily represent future cash requirements. Each customer’s creditworthiness is evaluated on a case-by-case basis. The amount of collateral obtained, if deemed necessary, is based on management’s credit evaluation of the customer. Collateral held varies but may include accounts receivable, inventory, property, plant and equipment, commercial real estate and residential real estate. Management uses the same credit policies in granting lines of credit as it does for on-balance-sheet instruments.

	2011	2010
Loan commitments and unused lines of credit	$75,272,000	$72,938,000
Standby letters of credit	$5,587,000	$804,000
Total	$80,859,000	$73,742,000

There are various contingent liabilities that are not reflected in the consolidated financial statements, including claims and legal actions arising in the ordinary course of business. In the opinion of management, after consultation with legal counsel, the ultimate disposition of these matters is not expected to have a material effect on the Company’s consolidated financial condition or results of operations.

Salary continuation agreements with certain executive officers contain provisions regarding certain events leading to separation from the Company, before the executive officer’s normal retirement date, which could result in cash payments in excess of amounts accrued.